QuickLinks -- Click here to rapidly navigate through this document

Exhibit 32.2

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

      In connection with the accompanying Quarterly Report of Copano Energy, L.L.C. (the "Company") on Form 10-Q for the quarter ended September 30, 2012 (the "Report") filed with the Securities and Exchange Commission on November 8, 2012, I, Carl A. Luna, Senior Vice President and Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

  (1)
  The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934 as amended; and

  (2)
  The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

November 8, 2012	/s/ CARL A. LUNA Carl A. Luna Senior Vice President and Chief Financial Officer

QuickLinks

  Exhibit 32.2